Exhibit 10.7
Subscriber:	Petro Resources Corporation
dba PRCT, Inc.

HALL-HOUSTON EXPLORATION II, L.P.

SUBSCRIPTION AGREEMENT

THE LIMITED PARTNERSHIP INTERESTS OF HALL-HOUSTON EXPLORATION II, L.P. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER SECURITIES LAWS AND ARE BEING OFFERED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH LIMITED PARTNERSHIP INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS, AND ANY OTHER APPLICABLE SECURITIES LAWS; AND (II) THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HALL-HOUSTON EXPLORATION II, L.P., AS AMENDED FROM TIME TO TIME. THEREFORE, PURCHASERS OF SUCH LIMITED PARTNERSHIP INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TABLE OF CONTENTS

Page
ARTICLE I SUBSCRIPTION FOR INTERESTS; CLOSING CONDITIONS AND DELIVERIES
1.1	DEFINED TERMS	1
1.2	SUBSCRIPTION	1
1.3	ACCEPTANCE OF SUBSCRIPTION	2
1.4	CLOSING	2

ARTICLE II
PARTNERSHIP AGREEMENT
2.1	PARTNERSHIP AGREEMENT	2

ARTICLE III
REPRESENTATIONS AND COVENANTS OF THE SUBSCRIBER
3.1	REPRESENTATIONS AND COVENANTS	3
3.2	EFFECT AND TIME OF REPRESENTATIONS AND COVENANTS	8

ARTICLE IV
REPRESENTATIONS AND COVENANTS OF THE PARTNERSHIP AND GENERAL PARTNER
4.1	REPRESENTATIONS AND COVENANTS	8
4.2	EFFECT AND TIME OF REPRESENTATIONS	10

ARTICLE V
POWER OF ATTORNEY
5.1	POWER OF ATTORNEY	10
5.2	OTHER PROVISIONS	11

ARTICLE VI
MISCELLANEOUS
6.1	AMENDMENTS	12
6.2	NOTICES	12
6.3	GOVERNING LAW; JURISDICTION; VENUE	12
6.4	ASSIGNMENT; BINDING EFFECT	13
6.5	ENTIRE AGREEMENT	13
6.6	CONSTRUCTION	13
6.7	COUNTERPARTS; FACSIMILE	13
6.8	TERMINATION; EFFECT OF TERMINATION	13

Appendices:

Appendix I	- Accredited Investor Certificate and Forms W-8 and W-9

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), effective as of the Closing Date (as defined below), is made by and among Hall-Houston Exploration II, L.P., a Delaware limited partnership (the “Partnership”), HHEP GP II, L.P., a Delaware limited partnership and the Partnership's general partner (the “General Partner”), and the subscriber specified on the signature page hereof (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Subscriber desires to purchase a limited partner interest in, and to become a limited partner in the Partnership, and the Partnership desires to sell the Subscriber a limited partner interest in, and to admit the Subscriber as a limited partner in, the Partnership, in each case, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein, the parties hereto agree as follows:

AGREEMENTS:

ARTICLE I
Subscription for Interests; Closing Conditions and Deliveries

1.1 Defined Terms. Capitalized terms used in this Agreement that are not defined herein shall have the meanings specified in the Amended and Restated Agreement of Limited Partnership of the Partnership (as further amended from time to time, the “Partnership Agreement”), a copy of which has been provided to Subscriber together with this Agreement.

1.2 Subscription. Subject to the terms and conditions set forth in this Agreement, the Subscriber hereby agrees to (a) subscribe for and purchase from the Partnership an Interest in the Partnership, (b) subject to Section 1.3, make a Commitment to the Partnership with respect to such Interest equal to the “Commitment” set forth on the signature page hereto, which Commitment shall be at least $1,000,000 (unless waived by the General Partner in its sole discretion), (c) become a Limited Partner and (d) subject to the further terms and conditions set forth in the Partnership Agreement, make Capital Contributions to the Partnership from time to time. Notwithstanding the foregoing, the Subscriber understands that the Commitment set forth on the signature page hereto is merely a maximum amount and that, in connection with any acceptance of Subscriber’s subscription, the General Partner may, in its sole discretion, reduce the amount of such Commitment.

Hall-Houston Exploration II, L.P.
Subscription Agreement

1.3 Acceptance of Subscription. The Subscriber understands and acknowledges that the Partnership and the General Partner will rely on this Subscription Agreement and that the Subscriber has no right to cancel, assign, terminate or revoke this Subscription Agreement (including as a result of any reduction in the Subscriber’s Commitment as provided in Section 1.2), but that the General Partner will have a right to refuse to accept this Subscription Agreement for any reason or no reason, including if, in its sole discretion, the General Partner believes that (i) the Subscriber is not an Accredited Investor (as defined in Rule 501 of the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”)), (ii) the issuance of the Partnership Interest to the Subscriber would require the Partnership to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (iii) the issuance of the Partnership Interest to the Subscriber would require the Partnership, the General Partner or Hall-Houston Exploration Partners, L.L.C., the general partner of the General Partner (the “GP Company”), to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), (iv) the Subscriber is a “benefit plan investor,” as such term is defined in 29 C.F.R. §2510.3-101(f)(2) or (v) the Partnership Interest is otherwise determined not to be a suitable investment for the Subscriber. If not accepted, this Subscription Agreement will be null and void and all funds deposited by the Subscriber will be returned. The Subscriber also understands that this Subscription Agreement will not be binding on the Partnership or the General Partner until accepted, that the acceptance or rejection of subscriptions in whole or in part will be in the sole discretion of the General Partner and that subscriptions need not be accepted in the order received. If the General Partner accepts the Subscriber’s subscription in whole or in part, the General Partner will execute the two copies of this Subscription Agreement that the Subscriber executed and submitted to the Partnership and will return one executed copy to the Subscriber.

1.4 Closing. The closing (the “Closing”) of the sale and purchase of the Subscriber’s Partnership Interest will occur as of the date the Subscriber’s subscription is accepted by the General Partner as evidenced on the General Partner’s signature page hereto (the “Closing Date”), which acceptance may occur on or before April 30, 2006, subject to the General Partner’s right to extend such date for up to an additional 60 days in its sole discretion. The Closing shall be held at the offices of the General Partner in Houston, Texas, or at such other place as the General Partner may designate.

ARTICLE II
Partnership Agreement

2.1 Partnership Agreement. From and after the Closing Date, the Subscriber shall be admitted as a Limited Partner and shall (and hereby does) adopt, accept, and agree to be bound by the terms and conditions of the Partnership Agreement, including, without limitation, the obligation to make Capital Contributions as required by the Partnership Agreement.

Hall-Houston Exploration II, L.P.
Subscription Agreement

ARTICLE III
Representations and Covenants of the Subscriber

3.1 Representations and Covenants. The Subscriber hereby represents and warrants to, and agrees with, the General Partner and the Partnership as follows:

(a) Power and Authority. The Subscriber has all requisite power, authority and legal capacity (i) to enter into this Agreement, the Partnership Agreement, any side letters, and such other agreements, certificates, or other instruments as are executed and delivered by the Subscriber hereunder and thereunder (collectively, the “Subscriber Agreements”), (ii) to perform its obligations under each Subscriber Agreement, and (iii) to consummate the transactions that are the subjects of any Subscriber Agreement. This Agreement has been duly authorized, executed and delivered by the Subscriber and, upon due authorization, execution and delivery by the General Partner, will constitute the valid and legally binding agreement of the Subscriber enforceable in accordance with its terms against the Subscriber, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time may be in effect, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) considerations of public policy.

(b) Compliance with Laws and Other Instruments. The execution and delivery of the Subscriber Agreements by the Subscriber and the consummation of the transactions contemplated by the Subscriber Agreements do not conflict with or result in any violation of or default under any provision of any charter, bylaws, trust agreement, partnership agreement, or other organizational document, as the case may be, of the Subscriber or any agreement, certificate, or other instrument to which the Subscriber is a party or by which the Subscriber or, to Subscriber’s knowledge, any of its properties is bound, or any permit, franchise, judgment, decree, statute, rule, regulation, or other law applicable to the Subscriber or the business or properties of the Subscriber.

(c) No Litigation. There is no litigation, investigation or other proceeding pending or, to the Subscriber’s knowledge, threatened against the Subscriber or any of the Subscriber’s Affiliates which, if adversely determined, would adversely affect the Subscriber’s business or financial condition or the Subscriber’s ability to perform the Subscriber’s obligations under this Agreement or the Partnership Agreement.

(d) Consents. No consent, approval or authorization of, or filing, registration or qualification with, any court or governmental or regulatory department, agency or authority having jurisdiction over the Subscriber or its business or properties is required for the execution and delivery of this Agreement or the Partnership Agreement by the Subscriber or the performance of the Subscriber’s obligations and duties hereunder or thereunder.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(e) Accredited Investor. The Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and the certifications made, and information furnished, by the Subscriber in Appendix I in connection with this subscription are true and complete.

(f) Investment Intent. The Subscriber is acquiring the Interest for its own account for investment, and not with a view to any distribution, resale, subdivision, or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the Subscriber has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such distribution, resale, subdivision, or fractionalization.

(g) Access. The Subscriber has carefully reviewed and is familiar with the terms of each Subscriber Agreement and the confidential Informational Memorandum relating to Interests in the Partnership (the “Informational Memorandum”), a copy of each of which has been provided to the Subscriber. The General Partner has made available to the Subscriber or its representatives all agreements, documents, records, and books that the Subscriber or its representatives have requested relating to an investment in the Partnership. The Subscriber has had a full opportunity to ask questions of and receive answers from the Partnership or a Person acting on behalf of the Partnership, or the General Partner, concerning the terms and conditions of this investment, and all questions asked by the Subscriber have been adequately answered to the full satisfaction of the Subscriber.

(h) Illiquidity. The Subscriber understands that substantial restrictions exist on transferability of the Interest and any portion thereof in the Partnership, that no market for resale of any such interest exists or is expected to develop, and that the Subscriber may not be able to liquidate its investment in the Partnership. The Subscriber represents and warrants further that it has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Interest for which the Subscriber hereby subscribes (in whole or in part); and the Subscriber represents and warrants that it has no present plans to enter into any such contract, undertaking, agreement or arrangement. The Subscriber understands that the Interests cannot be sold or transferred without the prior written consent of the General Partner, which consent may be withheld in its sole and absolute discretion and which consent will be withheld if any such transfer could cause the Partnership to become subject to regulation under federal law as an investment company or would subject the Partnership to adverse tax consequences. The Subscriber understands that any instruments representing the Interest will bear legends restricting the transfer thereof.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(i) Awareness of Risks; Taxes. The Subscriber understands that investment in the Partnership entails a very high degree of risk and understands fully the risks associated with the operation of the Partnership and the Subscriber's investment in the Partnership and has received and carefully reviewed all of the risk factors and other information contained in the Informational Memorandum. The Subscriber represents and warrants that it is aware (i) that the Partnership has no operating history; (ii) that the Interests involve a substantial degree of risk of loss of the Subscriber’s entire investment and that there is no assurance of any return on such investment; and (iii) that any federal and/or state income tax benefits which may be available to the Subscriber may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations. The Subscriber further represents that it is relying solely on its own conclusions or the advice of its own counsel or investment representative with respect to tax aspects of any investment in the Partnership.

(j) Capacity to Contract. If the Subscriber is an individual, the Subscriber represents that he or she is over 21 years of age and has the capacity to execute, deliver and perform this Subscription Agreement and the Partnership Agreement. If the Subscriber is not an individual, the Subscriber represents and warrants that it is a corporation, partnership, association, joint stock company, trust or unincorporated organization, and was not formed for the specific purpose of acquiring an Interest.

(k) Economic Loss, Suitability and Sophistication. The Subscriber (i) is able to bear the economic risk of losing its entire investment in the Partnership and (ii) is able to bear such risk for an indefinite period of time. The Subscriber has evaluated the risks involved in investing in the Interest and has determined that the Interest is a suitable investment for the Subscriber. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to its net worth. The Subscriber's investment in the Partnership will not cause such overall commitment to become excessive. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment.

(l) Transfer and Transferability. The Subscriber acknowledges and agrees that, based in part upon its representations contained herein and in reliance upon applicable exemptions, the purchase and sale of the Interest has not been and will not be registered under the Securities Act or the securities laws of any other domestic or foreign jurisdiction. Accordingly, the Interest may not be offered for sale, sold, pledged, hypothecated, or otherwise transferred in whole or in part except in compliance with all applicable laws, including securities laws. The Subscriber acknowledges that it has been advised that the Partnership has no obligation and does not intend to cause the Interest to be registered under the Securities Act or any other securities laws or to comply with any exemption under the Securities Act or any other securities law which would permit the Subscriber to sell the Subscriber's interest in the Partnership. The Subscriber also understands that sales or transfers of the Interest are further restricted by the provisions of the Partnership Agreement.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(m) Principal Place of Business. The address set forth on the Subscriber's signature page to this Agreement is the Subscriber's principal place of business (or residence if a natural Person), and the Subscriber has no present intention of moving its principal place of business (or residence if a natural Person) to any other domestic or foreign jurisdiction.

(n) Benefit Plan Investor Status. The Subscriber is not a “benefit plan investor” (as such term is defined in 29 C.F.R. §2510.3-101(f)(2)).

(o) Investment Company Act. (i) The Subscriber understands that the Partnership has not been registered as an investment company under the Investment Company Act in reliance upon an exemption from registration thereunder, and it agrees that the Interest that it is acquiring may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of in any manner that would require the Partnership to register as an investment company under the Investment Company Act. The Subscriber has been advised that the Partnership has no obligation and does not intend to register any Interests under the Investment Company Act. The investment of the Subscriber in the Partnership will not represent more than 40% of the Subscriber’s total assets or its committed capital. The Subscriber will not maintain a separate investment account with respect to its investment in the Partnership whereby each of its partners, shareholders, trustees or other owners will have the right to elect not to participate in such investment, except where such election will require the consent of all persons or the consent of the Subscriber’s general partner (or other controlling person).

(ii) Beneficial ownership by the Subscriber of its Interest does not constitute beneficial ownership by more than one person for purposes of Section 3(c)(1) of the Investment Company Act. The Subscriber shall deliver promptly to the General Partner any information or documents that the General Partner may reasonably request to verify the foregoing and to ensure compliance with the Investment Company Act and the availability of an exemption of the Partnership from registration thereunder.

(p) Investment Advisers Act. The Subscriber understands that neither the Partnership, the General Partner nor the GP Company has registered as an investment adviser under the Investment Advisers Act in reliance upon an exemption from registration provided by Section 203(b)(3) thereunder. In particular and without limitation, the Subscriber is not an investment company registered under the Investment Company Act or any entity that has elected to be a business development company (as defined in Section 202(a)(22) of the Investment Advisers Act) pursuant to Section 54 of the Investment Company Act (and has not withdrawn such election), and the Subscriber covenants that it will not transfer, pledge, hypothecate or otherwise dispose of its Interest to any such investment company or business development company.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(q) No Investment Advice. The Subscriber acknowledges and agrees that, pursuant to the Partnership Agreement, the General Partner has the exclusive power and discretion to make all investment decisions on behalf of the Partnership, subject to the terms of the Partnership Agreement. Accordingly, the Subscriber acknowledges that neither the General Partner nor any Affiliate thereof has rendered or will render any investment advice or securities valuation advice to the Subscriber, and that the Subscriber is neither subscribing for nor acquiring any interest in the Partnership in reliance upon, or with the expectation of, any such advice.

(r) Tax Year. Unless otherwise specified on the Subscriber's signature page to this Agreement, the Subscriber's tax year ends on December 31 of each year.

(s) Withholding. The information provided by the Subscriber on Form W-8 or Form W-9, as applicable, in Appendix I and delivered to the General Partner in connection with this Agreement is true and complete.

(t) Publicly Traded Partnerships. Either the Subscriber is not a partnership, S corporation, or grantor trust for U.S. federal income tax purposes, or, if the Subscriber is a partnership, S corporation, or grantor trust, the Subscriber was not formed with, and will not be used for, a principal purpose of permitting the Partnership to satisfy the 100 partner limitation contained in Section 1.7704-1(h)(1)(ii) of the Treasury Regulations promulgated under the Code.

(u) Compliance with Anti-Terrorism and Anti-Money Laundering Laws and Regulations. The Subscriber does hereby represent and warrant to the Partnership and to the General Partner that it and all of its beneficial owners (if the Subscriber is an entity) are in compliance with all laws, statutes, rules and regulations relating to anti-terrorism or anti-money laundering laws of any federal, state or local government in the United States of America applicable to such person(s) or entity(ies), including without limitation, the USA PATRIOT Act, Pub. L, No. 107-56 (October 26, 2001), Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) and all other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control (“OFAC”), the Department of Treasury and in any enabling legislation or other Executive Orders in respect thereof. The Subscriber further represents and warrants to the Partnership and the General Partner that neither it nor any of its beneficial owners (if the Subscriber is an entity) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other lists of terrorists or terrorist organizations maintained and made publicly available by any governmental department, agency, or other entity.

(v) Eligibility and compliance with federal oil and gas lease regulation. The Subscriber is eligible to acquire and hold an interest in federal oil and gas leases and is in compliance with the certification requirements under 43 CFR Parts 12 and 18 to the extent applicable to it.

Hall-Houston Exploration II, L.P.
Subscription Agreement

3.2 Effect and Time of Representations and Covenants. The Subscriber's representations and agreements set forth in this Agreement herein (including the information set forth on the signature page hereto) and the representations and information furnished in Appendix I are true, and have been complied with, as of the date of the Subscriber's execution of this Agreement and shall be true, and shall have been complied with, as of the Closing Date. The Subscriber acknowledges that the Partnership, the General Partner and each respective partner thereof, has relied and will rely upon the representations and agreements of, and information furnished by, the Subscriber set forth in this Agreement and Appendix I and that all such representations, agreements, and furnished information shall survive the Closing Date and the execution of the Partnership Agreement.

ARTICLE IV
Representations and Covenants of the Partnership and General Partner

4.1 Representations and Covenants. The Partnership and the General Partner hereby jointly and severally represent and warrant to, and agree with, the Subscriber as of the Closing Date as follows:

(a) Power and Authority. The Partnership and the General Partner have all requisite power, authority and legal capacity to enter into each Subscriber Agreement to which it is a party, to perform its respective obligations under each such Subscriber Agreement, and to consummate the transactions that are the respective subjects of each such Subscriber Agreement. The signature of the respective individual signing any Subscriber Agreement on behalf of the Partnership or the General Partner is binding upon the Partnership or the General Partner, as the case may be. All actions required hereunder to be taken by the General Partner and the Partnership as a condition to the issuance and sale of the limited partnership interests purchased by the Subscriber have been taken; and each Limited Partner has been admitted as a limited partner of the Partnership in compliance with the Act and is entitled to all the benefits of a limited partner under the Partnership Agreement on the terms set forth in the Partnership Agreement. This Agreement has been duly authorized, executed and delivered by the Partnership and the General Partner and, upon due authorization, execution and delivery by the Subscriber, will constitute the valid and legally binding agreement of the Partnership and the General Partner, enforceable in accordance with its terms against the Partnership and the General Partner, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time may be in effect, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) considerations of public policy.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(b) Compliance with Laws and Other Instruments. Neither the General Partner nor the Partnership is in violation or in default (nor has any event occurred that with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in the Subscriber Agreements, or any other agreement or any license, permit, franchise, certificate or mortgage to which any of them is a party or by which any of them is bound or to which the properties of any of them are subject. The execution and delivery of the Subscriber Agreements by or on behalf of the Partnership or the General Partner and the consummation by the Partnership or the General Partner of the transactions contemplated by the Subscriber Agreements (including without limitation the offer and sale of Interests) do not and will not (i) conflict with or result in any violation of or default under any provision of the respective certificate of limited partnership, partnership agreement, or other organization document of the Partnership or the General Partner or any agreement, certificate, or other instrument (including without limitation any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, lease, or license) to which the Partnership or the General Partner is a party or by which the Partnership or any of its properties is bound, or any permit, franchise, order, writ, judgment, decree, statute, rule, regulation, or other law applicable to the Partnership or the General Partner or their respective business or properties, (ii) except as provided under the terms of the Partnership Agreement, result in the creation of any mortgage, lien, encumbrance or charge upon any of the properties or assets of the General Partner or the Partnership or (iii) assuming the representations set forth in Section 3.1 and those made by any other subscriber in any other subscription agreement for the purchase of an Interest are true, require the filing or registration with, or the approval, authorization, license, or consent of, any court or governmental or regulatory department, agency, or authority having jurisdiction over the Partnership or its business or properties which has not already been duly and validly given or obtained or which is required in accordance with the next sentence. As soon as practicable following the Closing Date, but in all events within the periods prescribed by applicable law, the Partnership and the General Partner will file a Form D with the Securities and Exchange Commission and any applicable state securities regulatory authorities and will file such other notices and reports as are required to be filed under applicable state securities laws in order to qualify for exemptions applicable to the offer or sale of interests in the Partnership.

(c) Offer of Interests. Assuming the representations set forth in Section 3.1 and those made by any other subscriber in any other subscription agreement for the purchase of an Interest are true, neither the Partnership nor the General Partner nor anyone acting on their respective behalves has taken or will take any action that would subject the issuance or sale of any interest in the Partnership acquired by the Subscriber to the registration and prospectus delivery provisions of the Securities Act.

(d) Investment Company Act. Assuming the representations set forth in Section 3.1 and those made by any other subscriber in any other subscription agreement for the purchase of an Interest are true, the Partnership is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act.

Hall-Houston Exploration II, L.P.
Subscription Agreement

(e) Jurisdictions. Each of the Partnership and the General Partner is duly qualified to transact business, and is in good standing, in every jurisdiction in which the character of the business respectively conducted by it or permitted to be conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the operations, business, or affairs of the Partnership.

(f) Proceedings. No action, proceeding, or investigation is pending or, to the knowledge of the General Partner, threatened against the Partnership, the General Partner, any Affiliate of the General Partner, or the Management Principal that (i) questions or challenges the validity or purpose of the Partnership, (ii) could reasonably be expected to have a material adverse effect on the operations, business, or affairs of the Partnership, or (iii) claims or alleges any fraud or misrepresentation under, or any violation of, any federal or state securities law, rule, or regulation. There are no other actions, proceedings, or investigations pending or, to the knowledge of the General Partner, threatened against or affecting the Partnership or the General Partner.

4.2 Effect and Time of Representations. The representations and agreements of the Partnership and the General Partner set forth in this Agreement are true, and have been complied with, as of the Closing Date. The Partnership and the General Partner acknowledge that the Subscriber has relied and will rely upon the representations and agreements of the Partnership or the General Partner set forth in this Agreement, and that all such representations and agreements shall survive the Closing Date and the execution of the Partnership Agreement.

ARTICLE V
Power of Attorney

5.1 Power of Attorney. The Subscriber hereby irrevocably constitutes and appoints the General Partner, with full power of substitution, the true and lawful attorney-in-fact and agent of the Subscriber, to execute, acknowledge, verify, swear to, deliver, record and file, in its or its assignee’s name, place and stead, all in accordance with the terms of this Agreement, all instruments, documents and certificates that may from time to time be required by the laws of the United States of America, the State of Delaware, any other jurisdiction in which the Partnership conducts or may conduct its affairs in the future, or any political subdivision or agency thereof to effectuate, implement and continue the valid existence and affairs of the Partnership, including, without limitation, the power and authority to verify, swear to, acknowledge, deliver, record and file:

(a)  all certificates and other instruments, including any amendments to the Certificate of Limited Partnership, that the General Partner deems necessary or appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and all other jurisdictions in which the Partnership conducts or plans to conduct its affairs;

Hall-Houston Exploration II, L.P.
Subscription Agreement

(b)  the Partnership Agreement and any amendments to the Partnership Agreement or any other agreement or instrument that the General Partner deems necessary or appropriate to (i) effect the addition, substitution or removal of any Limited Partner or General Partner pursuant to the Partnership Agreement or (ii) effect any other amendment or modification to the Partnership Agreement, but only if such amendment or modification is duly adopted in accordance with the terms of the Partnership Agreement;

(c)  all conveyances and other instruments that the General Partner deems necessary or appropriate to reflect the dissolution and termination of the Partnership pursuant to the terms of the Partnership Agreement, including the writing required by the Act to cancel the Certificate of Limited Partnership;

(d)  all instruments relating to Transfers of Interests of Limited Partners or to the admission of any substitute Limited Partner;

(e)  certificates of assumed name and such other certificates and instruments as may be necessary or appropriate under the fictitious or assumed name statutes from time to time in effect in the State of Delaware and all other jurisdictions in which the Partnership conducts or plans to conduct its affairs;

(f)  any amendment to or modification or restatement of the Partnership Agreement, and any other action, agreement, certificate, report, consent, instrument, filing, or writing made by or relating to the Partnership, as the General Partner or its legal counsel deems reasonably necessary to ensure that the Partnership remains qualified for any applicable exemption under the Investment Company Act, provided such actions are taken in compliance with the terms and conditions of the Partnership Agreement; and

(g)  any agreement, certificate, report, consent, instrument, filing, or writing that the General Partner or its legal counsel deems necessary, desirable or appropriate for pursuing or effecting any rights or remedies available under the Partnership Agreement or otherwise with respect to a Defaulting Limited Partner.

5.2 Other Provisions. This power of attorney shall terminate upon the bankruptcy or dissolution of the General Partner. The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, shall survive and not be affected by the death, liquidation, dissolution, bankruptcy or legal disability of the Subscriber or the transfer of all or any part of the Subscriber’s interest in the Partnership and shall extend to its successors and assigns; and may be exercisable by such attorney-in-fact and agent for the Subscriber by listing the Subscriber’s name on any such instrument and executing such instrument acting as attorney-in-fact. Any person dealing with the Partnership may conclusively presume and rely upon the fact that any instrument referred to above, executed by such attorney-in-fact and agent, is authorized, regular and binding, without further inquiry. If required, the Subscriber shall execute and deliver to the General Partner within five days after the receipt of a request therefor, such further designations, powers of attorney or other instruments as the General Partner shall reasonably deem necessary to accomplish the purposes of this Article V.

Hall-Houston Exploration II, L.P.
Subscription Agreement

ARTICLE VI
Miscellaneous

6.1 Amendments. Except as provided in Section 1.2 hereof with respect to a reduction of the Subscriber’s Commitment by the General Partner, this Agreement may be modified or amended only with the written consent of the Partnership, the General Partner, and the Subscriber.

6.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered in person, by registered or certified mail, overnight mail or courier or by facsimile or other electronic means (i) to the Subscriber to such Subscriber’s address, electronic mail address or telecopy number set forth on the signature page of this Subscription Agreement, or to such other address, electronic mail address or telecopy number as the Subscriber shall have furnished to the Partnership in writing, with copies to such other address or addresses or telecopy number or numbers as the Subscriber shall have furnished to the General Partner in writing, and (ii) to the Partnership to the General Partner at 4605 Post Oak Place, Suite 100, Houston, Texas 77027, Attn: Brad Bynum, telecopy number (713) 333-0976, or to such other address or addresses, telecopy number or numbers, as the Partnership shall have furnished to the Subscriber in writing, provided that any notice to either party shall be effective only if and when received by such party.

6.3 Governing Law; Jurisdiction; Venue. This Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Delaware , excluding any conflict-of-laws rule or principle that might refer the construction or interpretation of this Agreement to the laws of another State. Any action or proceeding against the parties relating in any way to this Agreement may be brought and enforced in the courts of the State of Texas located in Harris County and, to the extent subject matter jurisdiction exists therefor, in the courts of the United States for the Southern District of Texas, and the parties irrevocably submit to the exclusive jurisdiction of the foregoing courts in respect of any such action or proceeding. The parties irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such action or proceeding in the courts of the State of Texas located in Harris County or the United States District Court for the Southern District of Texas, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

Hall-Houston Exploration II, L.P.
Subscription Agreement

6.4 Assignment; Binding Effect. This Agreement and the rights and obligations set forth herein shall be binding upon, and shall inure to the benefit of, the Subscriber, the Partnership, the General Partner, and their respective successors and permitted assigns. Each provision of this Agreement shall be considered severable and if for any reason any provision that is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions. The Subscriber may not assign any of its rights or obligations under this Agreement without the prior written consent of the General Partner.

6.5 Entire Agreement. This Agreement, Appendix I hereto, and any other agreements between the General Partner or the Partnership and the Subscriber constitute the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

6.6 Construction.

(a) Headings. Unless the context requires otherwise: (i) references to Articles and Sections refer to Articles and Sections of this Agreement; and (ii) references to Appendices are to the Appendices attached to this Agreement, each of which is made a part hereof for all purposes. As used in this Agreement, the words “herein,” “hereof,” “hereto,” or derivatives shall refer to this entire Agreement.

(b) Gender and Number. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter. As used in this Agreement, the word “or” shall mean “and/or.”

6.7 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any counterparts of this Agreement or any signatures thereon delivered by facsimile transmission shall be deemed an original executed document for all purposes hereof.

6.8 Termination; Effect of Termination. At Subscriber’s election, the obligations of Subscriber will terminate if the Closing Date has not occurred on or before April 30, 2006; provided, Subscriber will be deemed to have waived its right to terminate under this Section 6.8 unless the General Partner has received Subscriber’s written election to terminate within the 30-day period following such date. Notwithstanding the foregoing, termination will not affect any obligation or liability arising from a willful breach of representation or breach of covenant that exists or occurs prior to such termination.

Hall-Houston Exploration II, L.P.
Subscription Agreement

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of this 6 day of April, 2006.

Commitment:
PETRO RESOURCES CORPORATION
U.S.$8,000,000	dba PRCT, Inc.

By: /s/ Wayne P. Hall
Wayne P. Hall
President & Chief Executive Officer

Address of Subscriber:
5100 Westheimer
Suite 200
Houston, Texas 77056

Telephone: (713) 968-9282
Email: whall@petroresourcescorp.com
Fax: (713) 968-9283
Attn: Wayne P. Hall

Name and address of trustee, if applicable:
_______________________________________ _______________________________________ _______________________________________ _______________________________________

Tax year end if not December 31 __________________________________________

Check box if Subscriber is not a resident of the United States:	☐

If Subscriber is not a resident of the United States, state the residence of the Subscriber: __________________________________

Hall-Houston Exploration II, L.P.
Subscription Agreement

IN WITNESS WHEREOF, the undersigned have executed and accepted this Subscription Agreement as of this 21st day of April, 2006.

The Partnership:

Hall-Houston Exploration II, L.P.

By:	HHEP GP II, L.P.,
its General Partner

	By:	Hall-Houston Exploration Partners,
L.L.C., its General Partner

	By:	/s/ Gary L. Hall
	Name:	Gary L. Hall
	Title:	President

The General Partner:

HHEP GP II, L.P.

By:	Hall-Houston Exploration Partners, L.L.C.,
its General Partner

	By:	/s/ Gary L. Hall
	Name:	Gary L. Hall
	Title:	President

Address of the Partnership and General Partner:

4605 Post Oak Place, Suite 100
Houston, Texas 77027
Fax: (713) 333-0976
Attn: Brad Bynum

With copy to:

Vinson & Elkins L.L.P.
1001 Fannin
2300 First City Tower
Houston, Texas 77002-6760
Fax: 713-615-5531
Attn: T. Mark Kelly, Esq.

Hall-Houston Exploration II, L.P.
Subscription Agreement

APPENDIX I

Accredited Investor Certificate
and Forms W-8 and W-9

PETRO RESOURCES CORPORATION dba PRCT, INC.
(Print or Type Subscriber's Name)

CERTIFICATION OF STATUS

The undersigned (“Undersigned”) is a party to the Subscription Agreement (the “Subscription Agreement”) among Hall-Houston Exploration II, L.P. (the “Partnership”), HHEP GP II, L.P. (the “General Partner”), and the subscriber identified above (“Subscriber”) and hereby certifies, that1 :

1. Regulation D Matters

Undersigned is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, (the “Act”). Undersigned meets each of the following “Accredited Investor” categories marked with an “X”:

_____	(i)
a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

_____	(ii)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____	(iii)	an insurance company as defined in Section 2(13) of the Act;

_____	(iv)	an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”);

_____	(v)	a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_____	(vi)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

______________
 1Terms not otherwise defined herein shall have the same meanings specified in the Subscription Agreement.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(vii)
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	(viii)	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either

_____	(A)	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

_____	(B)	the employee benefit plan has total assets in excess of $5,000,000, or

_____	(C)	the plan is a self-directed plan with investment decisions made solely by Persons that are Accredited Investors;

_____	(ix)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

X	(x)
an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, a Massachusetts or similar business trust, or a partnership, in each case, not formed for the specific purpose of making an investment in the Partnership, and in each case, with total assets in excess of $5,000,000;

_____	(xi)
a director, executive officer, or general partner of the issuer of the limited partnership interests being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

_____	(xii)	a natural Person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000;

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(xiii)
a natural Person who has an individual income in excess of $200,000 in each of the two most recent years or joint income with that Person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____	(xiv)
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Partnership whose purchase of the limited partnership interests offered is directed by a sophisticated Person as described in Rule 506(b)(2)(ii) of Regulation D; or

_____	(xv)	an entity in which all of the equity owners are Accredited Investors.

2. Qualified Purchaser Status. (Please check either (a) or (b) below).

_____	(a)
Undersigned is a "Qualified Purchaser" as such term is defined in Section 2(a)(51) of the Investment Company Act and the rules thereunder. Undersigned meets each of the following "Qualified Purchaser" categories marked with an "X" (please mark all categories that apply):

_____	(i)
a natural person (including any person who holds a joint, community property, or other similar shared ownership interest in an issuer that is excepted under Section 3(c)(7) of the Investment Company Act with that person's Qualified Purchaser spouse) who owns not less than $5,000,000 in investments[2] ;

________________
      2The term "investments" means:
(1)
Securities (as defined in Section 2(a)(1) of the Securities Act), other than securities of an issuer that controls, is controlled by, or is under common control with, the Undersigned that owns such securities, unless the issuer of such securities is:

(a)
an investment company, a company that would be an investment company but for the exclusion provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act or Rule 3a-6 or 3a-7 under the Investment Company Act, or a commodity pool;

(b)
a company that files periodic reports under Section 13 or 15(d) of the Exchange Act, or has a class of securities listed on a "designated offshore securities market" as defined in Regulation S under the Securities Act; or

(c)
a company with shareholders' equity of not less than $50,000,000 (determined in accordance with generally accepted accounting principles) as reflected on the company's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Subscriber acquires an interest in the Partnership.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_________________
(2)
Real estate held for investment purposes. Real estate shall not be considered to be held for investment purposes if it is used by the Undersigned or a sibling, spouse or former spouse, or a direct lineal descendant or ancestor by birth or adoption of the Undersigned, or a spouse of the descendent or ancestor (a "Related Person"), or by any owner of the Undersigned if the Undersigned is a company described in item 2(a)(ii) of this Appendix or any Related Person of such owner, for personal purposes or as a place of business, or in connection with the conduct of the trade or business of the Undersigned or a Related Person (including an owner of the Undersigned or any Related Person of such owner), provided that real estate owned by the Undersigned may be deemed to be held for investment purposes if the Undersigned is engaged primarily in the business of investing, trading or developing real estate. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.

(3)
Commodity futures contracts, options on commodity futures contracts, and options on physical commodities that are traded on or subject to the rules of any contract market designated for trading such transactions under the Commodity Exchange Act or of any board of trade or exchange outside the United States contemplated in Part 30 of the rules under the Commodity Exchange Act ("Commodity Interests") that are held for investment purposes. A Commodity Interest owned, or a financial contract entered into, by the Undersigned may be deemed to be held for investment purposes if the Undersigned is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, Physical Commodities or financial contracts in connection with such business.

(4)
Physical commodities with respect to which a Commodity Interest is traded on a contract market designated as specified in the preceding paragraph (3) ("Physical Commodities") and that are held for investment purposes. Physical Commodities owned, or a financial contract entered into, by the Undersigned may be deemed to be held for investment purposes if the Undersigned is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, Physical Commodities or financial contracts in connection with such business.

(5)	To the extent not securities, financial contracts (as defined in Section 3(c)(2)(B)(i) of the Securities Act) entered into for investment purposes.
(6)
Any amounts payable to the Undersigned pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Undersigned upon demand of the Undersigned, but only if the Undersigned is a company that would be an investment company but for the exclusion provided by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, or if the Undersigned is a commodity pool.

(7)
Cash and cash equivalents (including non-U.S. currencies) held for investment purposes. Cash and cash equivalent include bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.

Valuation of Investments: The value of an investment is its fair market value on the most recent practicable date or its cost, provided that the value of Commodity Interests shall be the value of the initial margin or option premium deposited in connection with the Commodity Interest.

Deductions from Valuation: The amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments of the Undersigned shall be deducted from the amounts of the Undersigned's investments. In addition, with respect to companies described in item 2(a)(ii) of this Appendix, the amount of any outstanding indebtedness incurred by an owner of the company to acquire company's investments shall be deducted.

Special Rules:

Joint Investments: If the Undersigned is a natural person, the Undersigned may include in the amount of his or her investments any investments held jointly with the Undersigned's spouse, or investments in which the Undersigned shares with his or her spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are Qualified Purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). In each case, there shall be deducted from the amount of any such investments the amounts specified in the first sentence of "Deductions from Valuation" incurred by each spouse.

Subsidiary Investments: If the Undersigned is a company, then for purposes of determining the amount of investments owned by the Undersigned under item 2(a)(iv) of this Appendix, there may be included investments owned by majority-owned subsidiaries of the Undersigned and investments owned by a company (a parent company) of which the Undersigned is a majority-owned subsidiary, or by a majority-owned subsidiary of the Undersigned and other majority owned subsidiaries of the parent company.

Certain Retirement Plans and Trusts: If the Undersigned is a natural person, he or she may include in the amounts of his or her investments any investments held in an individual retirement account or similar account, the investments of which are directed by and held for the benefit of the Undersigned.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(ii)
a company that owns not less than $5,000,000 in investments[3] and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

_____	(iii)
a trust that is not covered by clause (ii) of this Section 2(a) and that was not formed for the specific purpose of making an investment in the Partnership, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (i), (ii), or (iv) of this Section 2(a);

_____	(iv)
a person (entity or natural person), acting for its own account or the accounts of other Qualified Purchasers, who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments[3]; or

_____	(v)
a "qualified institutional buyer" as defined in paragraph (a) of Rule 144A of the Securities Act, acting for its own account,[3]  the account of another qualified institutional buyer, or the account of a Qualified Purchaser; provided that if the Undersigned is a dealer, it also owns and invests on a discretionary basis not less than $25,000,000 in securities of issuers that are not affiliated with the dealer.

X	(b)	Undersigned is not a "Qualified Purchaser" as that term is defined in Section 2(a)(51) of the Investment Company Act and the rules thereunder.

3. Investment Company Status. (Please check all applicable statements if the Undersigned is an “issuer” as defined in Section 11 of the Investment Company Act.)

________________
     3Each of the following plans will not be deemed to be acting for its own account if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan: (a) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of state or its political subdivisions, for the benefit of its employees; (b) any employee benefit plan within the meaning of Title I of ERISA; or (c) any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in the preceding clauses (a) and (b) (except trust funds that include as participants individual retirement accounts or H.R. 10 plans) that holds the assets of such a plan.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(a)	Undersigned is an “investment company” as defined in Section 3 of the Investment Company Act. [Answer item 5.]

_____	(b)
Undersigned is not an “investment company” as defined in Section 3 of the Investment Company Act because it is relying on the exception from the definition of an “investment company” in Section 3(c)(1) of the Investment Company Act. [Answer item 5.]

_____	(c)
Undersigned is not an “investment company” as defined in Section 3 of the Investment Company Act because it is relying on the exception from the definition of an “investment company” in Section 3(c)(7) of the Investment Company Act. [Answer item 5.]

X	(d)
Undersigned is not an “investment company” as defined in Section 3 of the Investment Company Act for reasons other than the exceptions from the definition of an “investment company” in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. If applicable, please discuss the exception relied on with the General Partner.

4. Non-U.S. Companies. (Please check all applicable items if the Undersigned is a company, plan or other entity (but not a natural person) organized under the laws of a jurisdiction other than the United States of America or one of its states.)

_____	(a)	The Undersigned is or holds itself out as being engaged primarily, or proposed to engage primarily, in the business of investing, reinvesting, or trading in securities. [Answer item 5.]

_____	(b)
The Undersigned is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding. [Answer Item 5.]

_____	(c)
The Undersigned owns or proposes to acquire investment securities[4]  having a value exceeding 40 per centum of the value of the Undersigned’s total assets (exclusive of government securities[5]  and cash items (on an unconsolidated basis). [Answer item 5.]

________________
4As used in this question, "investment securities" includes all securities except (a) government securities, (b) securities issued by employees' securities companies, and (c) securities issued by majority-owned subsidiaries of the Undersigned which are not investment companies.

5"Government security" means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(d)
The Undersigned is primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities.

5. Ownership Information. (If the Undersigned checked any of items 3(a), 3(b), 3(c), 4(a), 4(b), or 4(c), please provide the following information.)

(a)	The Undersigned has the following number of beneficial owners[6] of its outstanding securities (other than short-term paper): ________

(b)	The following number of companies beneficially own at least 10% of the Undersigned’s outstanding securities (other than short-term paper): ________

(c) The Undersigned is (please check applicable box):

_____	(i)	a company organized under the laws of the United States or any state thereof.

_____	(ii)
a company organized under the laws of a country, territory, or other jurisdiction other than the United States or a state thereof, and no beneficial owner of the Undersigned’s outstanding securities (other than short-term paper) is a U.S. person.[7]

________________
6Beneficial ownership means the right to vote or dispose of a security. In determining the number of beneficial owners, the Undersigned should deem beneficial ownership by a company to be beneficial ownership by one person, except that, if such company owns 10 per centum or more of the outstanding voting securities of the Undersigned, and is or, but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, would be an investment company, then the beneficial ownership shall be deemed to be that of the holders of such company's outstanding securities (other than short-term paper).

7A "U.S. person" generally means (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which the trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if a natural person) resident in the United States; and (viii) any partnership or corporation if (a) organized or incorporated under the laws of any non-U.S. jurisdiction and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by Accredited Investors who are not natural persons, estates or trusts.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

_____	(iii)
a company organized under the laws of a country, territory, or other jurisdiction other than the United States or a state thereof, and the Undersigned has the following number of U.S. persons who beneficially own outstanding securities (other than short-term paper) of the Undersigned (please provide number):_________________

6. Qualified Client. (Please check all applicable statements.)

_____	(a)	Undersigned is a natural person whose net worth (together with assets held jointly with a spouse) exceeds $1,500,000.

_____	(b)	Undersigned is an entity whose ultimate equity owners each, individually, has a net worth (together with assets held jointly with a spouse) of more than $1,500,000.

X	(c)
Undersigned is an entity that has a net worth of more than $1,500,000 and that is not (1) an investment company registered under the Investment Company Act, or (2) a business development company as defined in Section 202(a)(22) of the Investment Company Act, or (3) a company that would be defined as an investment company under Section 3(a) of the Investment Company Act, but for the exception provided from that definition by Section 3(c)(1) of the Investment Company Act.

_____	(d)
Undersigned is a natural person who is (1) an executive officer, director, trustee, general partner, or person serving in a similar capacity of the General Partner; or (2) an employee of the General Partner (other than an employee performing solely clerical, secretarial or administrative functions with regard to the General Partner) who, in connection with his or her regular functions or duties, participates in the investment activities of the General Partner, and has been performing such functions and duties for or on behalf of the General Partner, or substantially similar functions or duties for or on behalf of another similar company, for at least 12 months.

Undersigned hereby represents and warrants that all statements and information set forth in this Certificate are true and correct on the date hereof and will be true and correct on the Closing Date of the purchase of the limited partnership interest in the Partnership in connection with which this Certificate is being executed. Undersigned will notify the Partnership promptly (but in all events within 10 days after the applicable change) of any change in the information set forth herein.

* * * *

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

IN WITNESS WHEREOF, the Undersigned has executed this Certificate on the date set forth below.

Dated:   April 6, 2006
PETRO RESOURCES CORPORATION
dba PRCT, INC.
(Print or type Undersigned's name)

By: /s/ Wayne P. Hall
Wayne P. Hall
President & Chief Executive Officer

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

FORM W-8

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

FORM W-9

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	Name: Petro Resources Corporation dba PRCT, Inc. Address: 5100 Westheimer Suite 200 Houston, Texas 77056	Individual ☐ Partnership ☐ Corporation ☒ Other (specify) ☐

Part I.	Please provide your taxpayer identification number in the space at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	SSN:____________________ or EIN: 86-0879278
Part II.	For Payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

CERTIFICATION -- Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)
I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature /s/ Wayne P. Hall
Date: 4/6/06

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% percent of all reportable payments made to me will be withheld until I provide a taxpayer identification number to the Depositary.

__________________________________
Signature
_______________________________________                                                                                            Date: _______________________
Name (Please Print)

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.-Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of-	For this type of account:	Give the EMPLOYER IDENTIFICATION number of-
1. Individual	The individual	6. Sole proprietorship	The owner (3)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate, or pension trust	Legal entity (4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporate	The corporation
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
5. Sole proprietorship	The owner (3)	10. Partnership	The partnership
		11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

__________________
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your social security number or employer identification number (if you have one).
(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number (“TIN”) or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:
•    A corporation.
•    A financial institution.
•    An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan or a custodial account
under Section 403(b)(7), if the account satisfies the
requirements of Section 401(f)(2).
•    The United States or any of its agencies or instrumentalities.
•    A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
•    A foreign government or any of its political subdivisions, agencies, or instrumentalities.
•    An international organization or any of its agencies or instrumentalities.
•    A dealer in securities or commodities registered in the United States, the district of Columbia, or a possession of the United States.
•    A real estate investment trust.
•    A common trust fund operated by a bank under Section 584(a) of the Code.
•    An entity registered at all times during the tax year under the Investment Company Act of 1940.
•    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•    Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•  Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

•  Payments described in Section 6049(b)(5) of the Code to
nonresident aliens.
·  Payments on tax-free covenant bonds under Section 1451
of the Code.
•  Payments made by certain foreign organizations.
•  Mortgage or student loan interest paid to you.

Exempt payees described above should file the substitute Form W-9 to avoid possible erroneous backup withholding. Complete the substitute Form W-9 as follows:

Enter your Taxpayer Identification Number in Part I, write “EXEMPT” in Part II, and sign and date the form.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N of the Code and their regulations.

Privacy Act Notice.-Section 6109 of the Code requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.-If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.-If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.-If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Hall-Houston Exploration II, L.P.
Subscription Agreement
Appendix I